UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

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                              Hercules Incorporated
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                                       N/A
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                        HERCULES TO HOLD TELECONFERENCE--
                                  MAY 17, 2001



WILMINGTON, DE, MAY 16, 2001 . . . Hercules Incorporated (NYSE: HPC) today announced that it has scheduled a teleconference for Thursday, May 17th. The call will take place at 9:00 AM.

Hercules Chairman Thomas L. Gossage will host the teleconference and introduce the new Chief Executive Officer William H. Joyce. The conference will provide an update on the status of the merger and sale process, which is continuing.

To join us, please dial 973-872-3100 approximately 10 minutes before the starting time and ask the operator for the Hercules Teleconference.

A replay of the meeting will be available from mid morning on May 17th until midnight May 21st by dialing 973-341-3080, pin number 2606364.


INVESTOR CONTACT:
Allen A. Spizzo
302-594-6491

MEDIA CONTACT:
John S. Riley
302-594-6025